UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 25, 2005

L-3 Communications Holdings, Inc. L-3 Communications Corporation
(Exact Name of Registrants as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-14141 333-46983	13-3937434 13-3937436
(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)
600 THIRD AVENUE, NEW YORK, NEW YORK	10016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 697-1111
(Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 7.01    Regulation FD Disclosure.

As previously reported, on June 2, 2005, L-3 Communications Corporation (the "Company") entered into an Agreement and Plan of Merger, dated as of June 2, 2005, with The Titan Corporation ("Titan") and the Company's wholly-owned subsidiary Saturn VI Acquisition Corp., pursuant to which the Company will acquire all of Titan's outstanding shares of common stock for $23.10 per share in cash, without interest (less applicable withholding taxes) (the "Acquisition"), as described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the "SEC") on June 3, 2005.

In connection with the Acquisition, L-3 Communications Holdings, Inc. ("Holdings") and the Company announced on July 25, 2005 that they are collectively seeking to raise aggregate gross proceeds of $1.50 billion through private placements of notes. Holdings and the Company stated that they will use the net proceeds from these offerings to pay a portion of the cash purchase price for Titan.

The convertible contingent debt securities to be issued by Holdings will have a thirty-year maturity and will be convertible under certain conditions into Holdings' common stock. The senior subordinated notes to be issued by the Company will have a ten-year maturity with interest payable in cash. The senior subordinated notes and convertible notes will be offered within the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. In addition, the Company's senior subordinated notes will be issued outside the United States only to non-U.S. investors.

The Offering Memorandums offering the senior subordinated notes and convertible contingent debt securities contain information regarding the Company, Holdings and Titan, including, unaudited pro forma consolidated financial statements as of March 31, 2005, for the year ended December 31, 2004 and for the three months ended March 31, 2005 and 2004 that give effect to the acquisition of Titan and certain other acquisitions.

Pursuant to Regulation FD, Holdings and the Company are hereby furnishing certain information regarding the Company, Holdings and Titan, including the pro forma information described above, as Exhibit 99.1, which is incorporated by reference into this Item 7.01. This information is being "furnished" to the SEC and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), except as expressly set forth by specific reference in such a filing.

The securities described above have not been registered under the Securities Act of 1933 or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. Except for historical information contained herein, the matters set forth in this report are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in Holdings' and the Company's Safe Harbor Compliance Statement for Forward-Looking Statements included in Holdings' and the Company's recent filings, including Form 10-K and 10-Q, with the SEC.

Item 9.01    Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

Attached as Exhibit 99.1 is information intended to be disclosed to potential investors, including the unaudited pro forma consolidated financial statements as of March 31, 2005, for the year ended December 31, 2004 and for the three months ended March 31, 2005 and

2004 that give effect to the Acquisition.

(c)	Exhibits.

99.1	Information intended to be disclosed to potential investors, including the unaudited pro forma consolidated financial statements as of March 31, 2005, for the year ended December 31, 2004 and for the three months ended March 31, 2005 and 2004 that give effect to the Acquisition.

99.2	Press release relating to the debt offerings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC.
By:	/s/ Christopher C. Cambria
	Name:	Christopher C. Cambria
	Title:	Senior Vice President, Secretary and General Counsel
L-3 COMMUNICATIONS CORPORATION
By:	/s/ Christopher C. Cambria
	Name:	Christopher C. Cambria
	Title:	Senior Vice President, Secretary and General Counsel

Dated: July 25, 2005

L-3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION

EXHIBIT INDEX

Exhibit No.	Description
99.1	Information intended to be disclosed to potential investors, including the unaudited pro forma consolidated financial statements as of March 31, 2005, for the year ended December 31, 2004 and for the three months ended March 31, 2005 and 2004 that give effect to the Acquisition.
99.2	Press release relating to the debt offerings.